UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2007

Atlas Energy Resources, LLC

(Exact name of registrant as specified in its chapter)

Delaware	1-33193	75-3218520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 1550 Coraopolis Heights Road, Moon Township, PA	15108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 412-262-2830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 10, 2007, Atlas Energy Resources, LLC (“ATN”) commenced presentations to certain existing investors. The investor presentation materials are attached as exhibit 99.1 to the report on Form 8-K filed on September 10, 2007. These presentations included information regarding EBITDA, pro forma EBITDA and segment margin, which are non-GAAP financial measures.

EBITDA is defined as earnings before interest, taxes, depreciation, depletion and amortization. Pro forma EBITDA is defined as EBITDA plus net gathering fees originally expensed that ATN is not obligated to pay after its initial public offering on December 18, 2006. ATN believes the presentation of EBITDA and pro forma EBITDA helps investors understand its operating performance and makes it easier to compare ATN’s results with those of other companies that have different financing and capital structures or tax rates. EBITDA and pro forma EBITDA should not be considered in isolation of, or as a substitute for, net income as an indicator of operating performance or cash flows from operating activities as a measure of liquidity. ATN’s calculation of EBITDA may be different from measures reported by other companies and from the EBITDA calculation used for its credit facility. The following reconciles ATN’s net income before taxes to EBITDA and pro forma EBITDA for the periods presented in the investor presentation, and includes restatements from ATN’s previous fiscal year end of September 30 to conform to its current fiscal year end of December 31:

				Six months ended June 30, 2007
Net income before cumulative effect of accounting change				$61,606
Plus interest expense				1,940
Plus depreciation, depletion and amortization				12,675

EBITDA				76,221
Net gathering fee-Atlas Pipeline				—

Pro forma EBITDA				$76,221

				Year ended December 31, 2006
Net income before cumulative effect of accounting change				$51,827
Plus interest expense				—
Plus depreciation, depletion and amortization				22,491

EBITDA				74,318

Net gathering fee-Atlas Pipeline				20,294

Pro forma EBITDA				$94,612

	Twelve months ended September 30, 2005	Less three months ended December 31, 2004	Plus three months ended December 31, 2005	Year ended December 31, 2005
Net income before cumulative effect of accounting change	$41,423	$10,388	$13,779	$44,814
Plus interest expense	—		—	—
Plus depreciation, depletion and amortization	14,061	3,165	4,916	15,812

EBITDA	55,484	13,553	18,695	60,626
Net gathering fee-Atlas Pipeline	17,622	4,143	6,561	28,326

Pro forma EBITDA	$73,106	$17,696	$25,256	$80,666

	Twelve months ended September 30, 2004	Less three months ended December 31, 2003	Plus three months ended December 31, 2004	Year ended December 31, 2004
Net income before cumulative effect of accounting change	$27,568	$2,666	$10,388	$35,290
Plus interest expense			—	—
Plus depreciation, depletion and				—
amortization	12,064	2,739	3,165	12,490

EBITDA	39,632	5,405	13,553	47,780

Net gathering fee-Atlas Pipeline	13,051	2,674	4,143	14,520

Pro forma EBITDA	$52,683	$8,079	$17,696	$62,300

Segment margin is defined as total operating revenues less total related direct operating costs, excluding direct depreciation, depletion and amortization, for each of ATN’s operating segments. Segment margin equals the sum of gas and oil production and partnership management segments’ gross margins. ATN includes segment margin as a supplemental disclosure because it represents the aggregate results of its operating segments. As an indicator of its operating performance, segment margin should not be considered an alternative to, or more meaningful than, net income or cash flow as determined in accordance with GAAP. ATN’s segment margin may not be comparable to a similarly titled measure of another company because other entities may not calculate segment margin in the same manner. The following reconciles segment margin to gross margin for the periods presented in the investor presentation, and includes restatements from its previous fiscal year end of September 30 to conform to its current fiscal year end of December 31.

Six months ended June 30, 2007
Gas and oil production	$64,485
Partnership management
Well construction and completion	17,937
Administration and oversight	7,983
Well services	3,686

29,606

Total segment margin	94,091

Less segment depreciation, depletion, and amortization	11,371
Less gathering fee-Atlas Pipeline

Gross margin	$82,720

Year ended December 31, 2006
Gas and oil production	$74,568
Partnership management
Well construction and completion	25,901
Administration and oversight	4,425
Well services	12,953

43,279

Total segment margin	117,847

Less segment depreciation, depletion, and amortization	22,070
Less gathering fee-Atlas Pipeline	20,294

Gross margin	$75,483

	Twelve months ended September 30, 2005	Less three months ended December 31, 2004	Plus three months ended December 31, 2005	Year ended December 31, 2005
Gas and oil production	$55,333	$12,857	$21,645	$64,121
Partnership management
Well construction and completion	17,522	3,986	5,497	19,034
Administration and oversight	9,590	2,156	2,964	10,398
Well services	4,385	1,057	1,074	4,402

	31,498	7,199	9,535	33,834

Total segment margin	86,831	20,056	31,180	97,955
Less segment depreciation, depletion, and amortization	13,611	2,985	4,813	15,439
Less gathering fee-Atlas Pipeline	17,622	4,143	6,561	20,040

Gross margin	$55,598	$12,928	$19,806	$62,476

	Twelve months ended September 30, 2004	Less three months ended December 31, 2003	Plus three months ended December 31, 2004	Year ended December 31, 2004
Gas and oil production	$39,688	$8,510	$12,857	$44,035
Partnership management
Well construction and completion	11,332	2,864	3,986	12,454
Administration and oversight	8,396	2,431	2,156	8,121
Well services	4,031	895	1,057	4,193

	23,760	6,191	7,199	24,768

Total segment margin	63,448	14,700	20,056	68,804
Less segment depreciation, depletion, and amortization	11,326	2,856	2,985	11,455
Less gathering fee-Atlas Pipeline	13,051	2,674	4,143	14,520

Gross margin	$39,071	$9,171	$12,928	$42,828

	Twelve months ended September 30, 2003	Less three months ended December 31, 2002	Plus three months ended December 31, 2003	Year ended December 31, 2003
Gas and oil production	$30,154	$6,484	$8,510	$32,179
Partnership management
Well construction and completion	6,897	858	2,864	8,903
Administration and oversight	5,043	799	2,431	6,675
Well services	3,861	1,030	895	3,727

	15,801	2,687	6,191	19,305

Total segment margin	45,955	9,170	14,700	51,485
Less segment depreciation, depletion, and amortization	9,340	2,446	2,856	9,750
Less gathering fee-Atlas Pipeline	10,695	1,827	2,674	11,542

Gross margin	$25,920	$4,897	$9,170	$30,193

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 11, 2007	Atlas Energy Resources, LLC

	By:	/s/ Matthew A. Jones
Its Chief Financial Officer

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